                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14

VCV SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley                   [PHOTO]
Group Inc., a world leader in asset
management. More recently, on February
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you         DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW
    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.
    In California, the economy grew well ahead of the national rate, which boosted the state's short-term financial prospects. A $525 million sale of general obligation bonds in March was highly successful, and there is the potential for a ratings upgrade later this year. For the long term, however, California continues to be vulnerable to an economic downturn due to its small budget surplus. In addition, the feud continues between state and county governments over who should pay for state-mandated local services.

FUND STRATEGY

    In managing the Trust, we maintained a high concentration in AAA-rated bonds during the period. As of April 30, 1997, approximately 74 percent of the Trust's long-term investments were AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. In addition, approximately 15 percent of long-term investments were AA- or A-rated, and approximately 11 percent were rated BBB, the lowest rating Standard & Poor's assigns to bonds in the investment-grade category. AAA-rated securities typically have performed better when interest rates are declining and the potential to provide safety of principal. BBB-rated securities have tended to perform better when rates are rising, and they have the potential to provide additional income.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
  as a Percentage of Long-Term Investments as of April 30, 1997


AAA............   73.9%
AA.............    1.8%
A..............   12.9%
BBB............   11.4%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


    Portfolio turnover during the period was minimal because market conditions offered few opportunities to add value over existing holdings. The majority of bonds in the portfolio had higher yields than current market levels. Activity was also limited by the tight spreads between yields of AAA-rated bonds and lower-rated bonds. These spreads remained narrow due to the increasing number of insured bonds in the municipal market. As a result, there was often not enough yield reward to justify the additional credit risk of purchasing lower-rated securities.
    Acquisitions focused on long-term, higher-yielding housing securities, which have tended to perform well during periods of rising interest rates, and long-term discount bonds to enhance the call protection of the Trust. In other words, we hope to lessen the

                                                         Continued on page three
concentration of bonds that can be called at any one time. New purchases were financed by sales of par bonds which had been acquired near current market yields. (A bond that is priced at its face value is selling at par. If it is priced below par, it is selling at a discount. Conversely, a bond priced above par is selling at a premium.) When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    At the end of the period, the Trust's duration stood at 8.24 years, compared to 8.68 years for the Lehman Brothers Municipal Bond Index benchmark. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising.

Six-month Dividend History
For the Period Ended April 30, 1997



                                Distribution per Share
                                ----------------------
Nov 1996..................                $.0600
Dec 1996..................                $.0650
Jan 1997..................                $.0650
Feb 1997..................                $.0650
Mar 1997..................                $.0650
Apr 1997..................                $.0650

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.


PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital California Value Municipal Income Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 8.17 percent(1). The Trust offered a tax-exempt distribution rate of 6.00 percent(3), based on the closing common stock price of $13.00 per share on April 30, 1997. Because income from the Trust is exempt from federal and California state income taxes, this distribution rate represents a yield equivalent to a taxable investment earning
10.53 percent(4) (for investors in the combined federal and state income tax bracket of 43 percent).
    As a result of the Trust's improved earnings, its Board of Trustees approved a slight increase in its monthly dividend from $0.060 to $0.065 per common share, payable

                                                          Continued on page four

December 31, 1996. At the end of the reporting period, the closing share price of the Trust traded at a 12.87 percent discount to its net asset value of $14.92.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

    Public Building..................................... 12.6%
    Transportation...................................... 11.9%
    Water & Sewer....................................... 11.1%
    General Purpose..................................... 10.8%
    Higher Education.................................... 10.7%
    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VCV)


COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    8.17%
Six-month total return based on NAV(2).....................    1.42%

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    6.00%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................   10.53%

SHARE VALUATIONS

Net asset value............................................   $14.92
Closing common stock price.................................  $13.000
Six-month high common stock price (02/25/97)...............  $13.375
Six-month low common stock price (12/17/96)................  $12.250
Preferred share rate(5)....................................   4.040%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 43% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

]
                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         CALIFORNIA  89.7%
$1,000   California Edl Fac Auth Rev Student Ln CA Ln Pg
         Ser A (MBIA Insd)...............................   6.000%   03/01/16  $  1,002,840
 2,000   California Edl Fac Auth Rev Univ of La Verne....   6.375    04/01/13     2,033,380
 3,000   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
         Insd)...........................................   6.100    02/01/28     3,009,630
 1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
         Ser A (MBIA Insd)...............................   5.850    08/01/17       991,700
 1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
         Ser A (MBIA Insd)...............................   5.950    08/01/28       997,070
 1,750   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         IBM Proj Rfdg...................................   6.800    11/01/11     1,886,955
 2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         Pacific Gas & Elec..............................   6.350    06/01/09     2,078,420
   825   California Rural Home Mtg Fin Auth Single Family
         Mtg Rev Mtg Bkd Secs Pgm Ser C (GNMA
         Collateralized).................................   7.500    08/01/27       911,114
   680   California Rural Home Mtg Fin Auth Single Family
         Mtg Rev Ser A2 (GNMA Collateralized)............   7.950    12/01/24       769,325
 2,670   California St Dept Wtr Res Cent Vly Proj Rev Wtr
         Sys Ser L Rfdg (MBIA Insd)......................   5.625    12/01/12     2,684,578
 3,000   California St Pub Wks Brd Energy Efficiency Rev
         Ser A (FSA Insd)................................   5.250    05/01/08     3,012,630
 3,000   California St Pub Wks Brd Lease Rev Dept of
         Corrections CA St Prison D Susanville (MBIA
         Insd) ..........................................   5.375    06/01/18     2,830,200
 4,000   California St Pub Wks Brd Lease Rev Dept of
         Corrections Monterey Ser A (MBIA Insd)..........   6.400    11/01/10     4,305,080
 2,500   California St Pub Wks Brd Lease Rev Var Univ CA
         Proj Ser A......................................   5.800    10/01/03     2,602,975
 2,220   California St Pub Wks Brd Lease Rev Var Univ CA
         Proj Ser A......................................   5.800    11/01/04     2,317,280
 3,000   California St Pub Wks Brd Lease Rev Var Univ CA
         Proj Ser A (AMBAC Insd).........................   6.200    12/01/06     3,215,160
 2,400   California St Var Rate Cpn (AMBAC Insd).........   6.400    09/01/08     2,660,880
 1,000   California Statewide Cmntys Dev Corp Ctfs Partn
         Insd United Westn Med Cent (Prerefunded @
         12/01/01).......................................   6.750    12/01/21     1,100,020
 1,000   California Statewide Cmntys Dev Huntington Mem
         Hosp (Connie Lee Insd)..........................   5.750    07/01/16       993,600
 2,515   Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist
         Swr Sys Proj Rfdg (AMBAC Insd)..................   7.000    08/01/07     2,891,521
 1,440   Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist
         Swr Sys Proj Rfdg (AMBAC Insd)..................   7.000    08/01/08     1,669,910
 2,000   Chino Hills, CA Ctfs Partn Wtr Sys Refinancing
         Proj (FGIC Insd)................................   5.600    06/01/18     1,940,940
 2,000   Contra Costa Cnty, CA Ctfs Partn Merrithew Mem
         Hosp Proj Rfdg (MBIA Insd)......................   5.500    11/01/22     1,919,340
 2,500   East Bay, CA Muni Util Dist Wtr Sys Rev Sub
         Rfdg............................................   6.000    06/01/12     2,570,175
 3,100   Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser
         A...............................................       *    01/01/27       470,053

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
 (000)                     Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$6,605   Foothill/Eastern Tran Corridor Agy CA Toll Rd
         Rev Sr Lien Ser A...............................       *    01/01/28  $    939,825
 1,000   Galt Schs Jt Pwrs Auth CA Rev High Sch &
         Elementary Sch Ser A Rfdg (MBIA Insd) (b).......   5.750%   11/01/16     1,004,870
 1,500   Galt Schs Jt Pwrs Auth CA Rev High Sch &
         Elementary Sch Ser A Rfdg (MBIA Insd) (b).......   5.875    11/01/24     1,503,945
 2,000   Imperial Irrig Dist CA Ctfs Partn Elec Sys Proj
         (MBIA Insd).....................................   6.750    11/01/11     2,217,120
 2,340   Inglewood, CA Redev Agy Tax Alloc Century Redev
         Proj Ser A Rfdg.................................   6.000    07/01/08     2,348,003
 1,000   Inland Empire Solid Waste Fin Auth CA Rev
         Landfill Impt Fin Proj Ser B (FSA Insd).........   6.000    08/01/16     1,003,540
 1,600   La Quinta, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Rfdg (MBIA Insd)......................   7.300    09/01/08     1,885,968
 2,000   Long Beach, CA Harbor Rev Ser A (MBIA Insd).....   7.250    05/15/19     2,094,640
 1,000   Los Angeles Cnty, CA Ctfs Partn.................   6.100    11/01/01     1,046,730
 1,000   Los Angeles Cnty, CA Pub Wks Fin Auth Rev Cap
         Constr Rfdg (AMBAC Insd)........................   5.000    03/01/11       946,370
 3,250   Los Angeles Cnty, CA Tran Comm Sales Tax Rev
         Prop C Second Sr Ser A (MBIA Insd)..............   6.250    07/01/13     3,411,135
 3,000   Los Angeles, CA Convention & Exhibition Cent
         Auth Lease Rev Ser A Rfdg (MBIA Insd)...........   5.150    08/15/08     2,988,840
 1,230   Merced, CA Irrig Dist Ctfs Partn Wtr Fac Proj...   6.400    11/01/10     1,279,409
 2,000   Monrovia, CA Redev Agy Tax Alloc Cent Redev Proj
         Area 1 Ser B Rfdg (AMBAC Insd)..................   6.700    05/01/21     2,156,560
 1,000   Montebello, CA Unified Sch Dist Ctfs Partn Cap
         Impts Proj......................................   6.300    06/01/11     1,028,920
 3,000   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
         Cap) (AMBAC Insd) (c)(d)........................   5.125    12/01/23     2,681,010
 6,185   New Haven, CA Unified Sch Dist Cap Apprec Ser D
         (FGIC Insd).....................................       *    08/01/20     1,526,025
 1,000   Orange Cnty, CA Arpt Rev Rfdg (MBIA Insd).......   5.625    07/01/12       986,380
 2,455   Paradise, CA Irrig Dist Rev Ctfs Partn Wtr Sys
         Proj............................................   6.400    01/01/14     2,504,591
 1,790   Paramount, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Rfdg (MBIA Insd)......................   6.100    08/01/08     1,908,283
 1,765   Paramount, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Rfdg (MBIA Insd)......................   6.250    08/01/23     1,844,390
 5,000   Paramount, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Ser B (MBIA Insd).....................       *    08/01/26       733,100
 3,350   Port Oakland, CA Port Rev Ser G (MBIA Insd).....   5.375    11/01/25     3,128,364
 2,000   Port Oakland, CA Spl Fac Rev Mitsui O.S.K. Line
         Ltd Ser A.......................................   6.750    01/01/12     2,108,160
 1,000   Rancho Mirage, CA Jt Pwrs Fin Eisenhower Med
         Cent Ser A (MBIA Insd)..........................   5.375    07/01/22       949,720
 2,150   Riverside, CA Elec Rev Rfdg (MBIA Insd).........   5.000    10/01/13     2,007,090

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$1,500   Sacramento, CA Cogeneration Auth Cogeneration
         Proj Rev Procter & Gamble Proj..................   6.375%   07/01/10  $  1,558,980
 1,000   Sacramento, CA Cogeneration Auth Cogeneration
         Proj Rev Procter & Gamble Proj..................   6.500    07/01/14     1,037,160
 2,000   Sacramento, CA Muni Util Dist Elec Rev Ser E
         (MBIA Insd).....................................   5.750    05/15/22     1,972,520
 3,000   San Francisco, CA City & Cnty Intl Arpt Rev
         Second Ser Issue 12A (FGIC Insd)................   5.800    05/01/21     2,944,770
 3,000   San Francisco, CA City & Cnty Redev Agy
         Multi-Family Rev Hsg South Beach Proj Rfdg (GNMA
         Collateralized).................................   5.500    03/01/14     2,919,540
 1,810   San Francisco, CA St Bldg Auth Lease Rev (AMBAC
         Insd)...........................................   5.250    12/01/21     1,697,219
 1,320   San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
         Cent Ser A Rfdg.................................   5.900    08/01/03     1,344,882
 1,200   San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
         Cent Ser A Rfdg.................................   6.150    08/01/13     1,204,932
 2,000   San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev
         San Mateo Cnty Hlth Care Cent Ser A (FSA Insd)..   5.700    07/15/05     2,093,700
 2,000   San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev
         San Mateo Cnty Hlth Care Cent Ser A (FSA Insd)..   5.800    07/15/06     2,103,780
 4,680   South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
         Sr Lien Ser A Rfdg (MBIA Insd)..................   7.000    09/01/07     5,385,042
 2,000   Sunnyvale, CA Fin Auth Utils Rev Wastewtr Reuse
         & Sludge Ser A (MBIA Insd)......................   6.300    10/01/17     2,072,580
 2,400   Tulare Cnty, CA Ctfs Partn Cap Impt Pgm Ser A
         (MBIA Insd).....................................   6.000    02/15/16     2,444,592
 2,000   University of CA Rev Multi Purp Projs Ser C Rfdg
         (AMBAC Insd)....................................   5.125    09/01/13     1,894,100
 2,955   University of CA Rev Multi Purp Projs Ser D
         (MBIA Insd).....................................  10.000    09/01/02     3,669,667
 3,225   Visalia, CA Ctfs Partn Motor Vehicle License Fee
         Rfdg (MBIA Insd)................................   5.375    12/01/19     3,071,006
                                                                               ------------
                                                                                134,512,234
                                                                               ------------
         PUERTO RICO  8.2%
 3,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         V Rfdg..........................................   6.625    07/01/12     3,205,440
 2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         W Rfdg..........................................   5.500    07/01/17     1,909,600
 5,000   Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
         Cap) (FSA Insd).................................   5.730    07/01/21     5,381,300
 1,700   Puerto Rico Comwlth Ser A Rfdg..................   6.250    07/01/10     1,762,832
                                                                               ------------
                                                                                 12,259,172
                                                                               ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $141,162,730) (a)....................................................  $146,771,406
SHORT-TERM INVESTMENTS  2.0%
  (Cost $3,100,000) (a)......................................................     3,100,000
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%..................................        87,998
                                                                               ------------
NET ASSETS  100.0%...........................................................  $149,959,404
                                                                               ============

*Zero coupon bond

(a) At April 30, 1997, cost of long- and short-term investments for federal income tax purposes is $144,262,730; the aggregate gross unrealized appreciation is $5,911,983 and the aggregate gross unrealized depreciation is $303,307, resulting in net unrealized appreciation of $5,608,676.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(d) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $141,162,730)
  (Note 1)..................................................    $146,771,406
Short-Term Investments (Cost $3,100,000) (Note 1)...........       3,100,000
Cash........................................................          25,874
Receivables:
  Interest..................................................       2,680,077
  Investments Sold..........................................         195,344
Unamortized Organizational Costs (Note 1)...................           4,985
Other.......................................................           2,070
                                                                ------------
      Total Assets..........................................     152,779,756
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,472,494
  Investment Advisory Fee (Note 2)..........................          79,566
  Income Distributions--Common and Preferred Shares.........          70,259
  Administrative Fee (Note 2)...............................          24,482
  Affiliates (Note 2).......................................           3,370
Accrued Expenses............................................         110,126
Deferred Compensation and Retirement Plans (Note 2).........          60,055
                                                                ------------
      Total Liabilities.....................................       2,820,352
                                                                ------------
NET ASSETS..................................................    $149,959,404
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,200 issued with liquidation preference of
  $50,000 per share) (Note 4)...............................    $ 60,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,029,844 shares issued and
  outstanding)..............................................          60,298
Paid in Surplus.............................................      88,589,917
Net Unrealized Appreciation on Investments..................       5,608,676
Accumulated Undistributed Net Investment Income.............         882,495
Accumulated Net Realized Loss on Investments................      (5,181,982)
                                                                ------------
      Net Assets Applicable to Common Shares................      89,959,404
                                                                ------------
NET ASSETS..................................................    $149,959,404
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($89,959,404 divided
  by 6,029,844 shares outstanding)..........................    $      14.92
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $  4,222,604
                                                                ------------
EXPENSES:
Investment Advisory Fee (Note 2)............................         486,752
Administrative Fee (Note 2).................................         149,770
Preferred Share Maintenance (Note 4)........................          86,921
Trustees Fees and Expenses (Note 2).........................          12,833
Custody.....................................................          11,401
Legal (Note 2)..............................................           7,240
Amortization of Organizational Costs (Note 1)...............           2,478
Other.......................................................          69,831
                                                                ------------
    Total Expenses..........................................         827,226
                                                                ------------
NET INVESTMENT INCOME.......................................    $  3,395,378
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................    $    298,437
                                                                ------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................       7,026,090
  End of the Period.........................................       5,608,676
                                                                ------------
Net Unrealized Depreciation on Investments During the
  Period....................................................      (1,417,414)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............    $ (1,118,977)
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  2,276,401
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1997 and
                  the Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                          Six Months Ended      Year Ended
                                                           April 30, 1997    October 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................     $  3,395,378       $  6,842,664
Net Realized Gain on Investments.........................          298,437          1,452,970
Net Unrealized Depreciation on Investments During the
  Period.................................................       (1,417,414)          (162,711)
                                                              ------------       ------------
Change in Net Assets from Operations.....................        2,276,401          8,132,923
                                                              ------------       ------------
Distributions from Net Investment Income:
  Common Shares..........................................       (2,321,410)        (4,341,381)
  Preferred Shares.......................................         (994,341)        (2,055,135)
                                                              ------------       ------------
Total Distributions......................................       (3,315,751)        (6,396,516)
                                                              ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       (1,039,350)         1,736,407
NET ASSETS:
Beginning of the Period..................................      150,998,754        149,262,347
                                                              ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $882,495 and $802,868,
  respectively)..........................................     $149,959,404       $150,998,754
                                                              ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 April 30, 1993
                                                                                                  (Commencement
                                                  Six Months         Year Ended October 31        of Investment
                                                     Ended        ---------------------------    Operations) to
                                                April 30, 1997      1996      1995      1994    October 31, 1993
----------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period
  (a).....................................             $15.091   $14.803   $12.644   $15.812             $14.714
                                                       -------   -------   -------   -------             -------
  Net Investment Income...................                .563     1.135     1.124     1.124                .424
  Net Realized and Unrealized
    Gain/Loss on
    Investments...........................               (.185)     .214     2.211    (3.133)              1.018
                                                        ------    ------    ------    ------              ------
Total from Investment
  Operations..............................                .378     1.349     3.335    (2.009)              1.442
                                                       -------   -------   -------   -------             -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders........................                .385      .720      .774      .828                .276
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders........................                .165      .341      .402      .265                .068
  Distributions from Net
    Realized Gain on
    Investments (Note 1):
    Paid to Common
    Shareholders..........................                 -0-       -0-       -0-      .055                 -0-
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders........................                 -0-       -0-       -0-      .011                 -0-
                                                       -------   -------   -------   -------             -------
Total Distributions.......................                .550     1.061     1.176     1.159                .344
                                                       -------   -------   -------   -------             -------
Net Asset Value, End of the
  Period..................................             $14.919   $15.091   $14.803   $12.644             $15.812
                                                       =======   =======   =======   =======             =======
Market Price Per Share at End
  of the Period...........................             $13.000   $12.375   $12.000   $11.125             $14.750
Total Investment Return at
  Market Price (b)........................              8.17%*     9.28%    15.04%   (19.23%)              .18%*
Total Return at Net Asset
  Value (c)...............................              1.42%*     7.00%    23.85%   (14.93%)             7.28%*
Net Assets at End of the
  Period (In millions)....................             $ 150.0   $ 151.0   $ 149.3   $ 136.2             $ 155.3
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares...........................               1.82%     1.86%     1.96%     1.89%               1.56%
Ratio of Expenses to Average Net Assets...               1.10%     1.11%     1.14%     1.11%               1.14%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (d).....................................               5.28%     5.36%     5.25%     6.02%               4.68%
Portfolio Turnover........................                15%*       33%       41%       93%                36%*

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.286 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending April 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $5,480,419 which will expire between October 31, 2002 and October 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $16,400 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $22,159,134 and $21,703,103, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,200 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 1997, was 4.040%. During the six months ended April 30, 1997, the rates ranged from 2.500% to 4.040%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C)  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.